UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 11, 2006
Zimmer Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (574) 267-6131
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Form of Performance Share Award Letter
Form of Performance Share Award Letter (for Non-U.S. Employees)
Form of Non-Qualified Stock Option Award Letter

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On May 13, 2003, the stockholders of Zimmer Holdings, Inc. (the “Company”) approved the Zimmer Holdings, Inc. 2001 Stock Incentive Plan (the “2001 Plan”). The 2001 Plan, as amended, provides for the grant of equity-based awards to the company’s officers and key employees, including performance shares, non-qualified stock options and other forms of awards.
     The forms of the domestic and international performance share award letters for use under the 2001 Plan are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. A revised form of a non-qualified stock option award letter for use under the 2001 Plan is attached hereto as Exhibit 10.3 and is incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description

10.1	Form of Performance Share Award Letter under the Zimmer Holdings, Inc. 2001 Stock Incentive Plan

10.2	Form of Performance Share Award Letter under the Zimmer Holdings, Inc. 2001 Stock Incentive Plan (for Non-U.S. Employees)

10.3	Form of Non-Qualified Stock Option Award Letter under the Zimmer Holdings, Inc. 2001 Stock Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER HOLDINGS, INC.
By:	/s/ Chad F. Phipps
Chad F. Phipps
Associate General Counsel and Secretary

Dated: January 11, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance Share Award Letter under the Zimmer Holdings, Inc. 2001 Stock Incentive Plan

10.2	Form of Performance Share Award Letter under the Zimmer Holdings, Inc. 2001 Stock Incentive Plan (for Non-U.S. Employees)

10.3	Form of Non-Qualified Stock Option Award Letter under the Zimmer Holdings, Inc. 2001 Stock Incentive Plan